Exhibit 21.1
Subsidiaries of STAG Industrial, Inc., a Maryland corporation

Name	Jurisdiction of Formation/Incorporation
STAG Allentown, LLC	Delaware
STAG Arlington 2, L.P.	Delaware
STAG Belvidere III, LLC	Delaware
STAG Belvidere IV, LLC	Delaware
STAG Belvidere IX, LLC	Delaware
STAG Belvidere V, LLC	Delaware
STAG Belvidere VI, LLC	Delaware
STAG Belvidere VIII, LLC	Delaware
STAG Burlington 3, LLC	Delaware
STAG Burlington, LLC	Delaware
STAG CA GP, LLC	Delaware
STAG CA Holdings, LP	Delaware
STAG Columbia, LLC	Delaware
STAG De Pere, LLC	Delaware
STAG Duncan, LLC	Delaware
STAG Edgefield, LLC	Delaware
STAG El Paso 1, LP	Delaware
STAG El Paso 2, LP	Delaware
STAG El Paso 3, LP	Delaware
STAG El Paso 4, LP	Delaware
STAG El Paso 5, LP	Delaware
STAG El Paso, LP	Delaware
STAG Elizabethtown, LLC	Delaware
STAG Fairborn, LLC	Delaware
STAG Garland, LP	Delaware
STAG Germantown, LLC	Delaware
STAG GI Investments Holdings, LLC	Delaware
STAG GI Streetsboro, LLC	Delaware
STAG Gloversville 1, LLC	Delaware
STAG Gloversville 2, LLC	Delaware
STAG Gloversville 4, LLC	Delaware
STAG Greer, LLC	Delaware
STAG Gurnee 2, LLC	Delaware
STAG Hampstead, LLC	Delaware
STAG Harvard, LLC	Delaware
STAG Houston 14, LP	Delaware
STAG Houston 2, L.P.	Delaware
STAG III Arlington, L.P.	Delaware
STAG III Boardman, LLC	Delaware
STAG III Malden, LLC	Delaware
STAG IND El Paso 6, LP	Delaware
STAG IND Houston 11, LP	Delaware
STAG IND Houston 9, LP	Delaware
STAG IND Mission, LP	Delaware
STAG IND Stafford, LP	Delaware
STAG Industrial GP, LLC	Delaware
STAG Industrial Holdings, LLC	Delaware
STAG Industrial Holdings II, LLC	Delaware
STAG Industrial Management, LLC	Delaware
STAG Industrial Operating Partnership, L.P.	Delaware
STAG Industrial TRS, LLC	Delaware
STAG Investments Holdings III, LLC	Delaware
STAG Investments Holdings IV, LLC	Delaware
STAG IV Seville, LLC	Delaware
STAG IV Waco, LP	Delaware
STAG Johnstown 2, LLC	Delaware

Name	Jurisdiction of Formation/Incorporation
STAG Johnstown 3, LLC	Delaware
STAG Johnstown 4, LLC	Delaware
STAG Katy 2, LP	Delaware
STAG Katy, LP	Delaware
STAG Lancaster, LLC	Delaware
STAG Laurens, LLC	Delaware
STAG Lebanon, LLC	Delaware
STAG Livonia 1, LLC	Delaware
STAG Livonia 2, LLC	Delaware
STAG Machesney Park, LLC	Delaware
STAG McHenry 2, LP	Delaware
STAG Mechanicsburg 1, LLC	Delaware
STAG Mechanicsburg 2, LLC	Delaware
STAG Mechanicsburg 3, LLC	Delaware
STAG Montgomery, LLC	Delaware
STAG Mooresville 2, LP	Delaware
STAG NC GP 2, LLC	Delaware
STAG NC GP, LLC	Delaware
STAG NC Holdings, LP	Delaware
STAG New Hope, LLC	Delaware
STAG North Haven, LLC	Delaware
STAG Norton, LLC	Delaware
STAG O’Hara, LLC	Delaware
STAG Omaha 4, LLC	Delaware
STAG Omaha 5, LLC	Delaware
STAG Piedmont 1, LLC	Delaware
STAG Piedmont 2, LLC	Delaware
STAG Piedmont 3 LLC	Delaware
STAG Pineville, LLC	Delaware
STAG Plymouth 3, LLC	Delaware
STAG Portage, LLC	Delaware
STAG Reading, LLC	Delaware
STAG Rock Hill 2, LLC	Delaware
STAG Rockwall, LP	Delaware
STAG Romulus 2, LLC	Delaware
STAG Ronkonkoma, LLC	Delaware
STAG Sauk Village, LLC	Delaware
STAG Simpsonville, LLC	Delaware
STAG South Saint Paul, LLC	Delaware
STAG Sparks 2, LLC	Delaware
STAG Spartanburg 3, LLC	Delaware
STAG Spartanburg, LLC	Delaware
STAG Stoughton 1, LLC	Delaware
STAG Stoughton 2, LLC	Delaware
STAG TX GP 2, LLC	Delaware
STAG TX GP, LLC	Delaware
STAG TX Grapevine, LP	Delaware
STAG TX Holdings, LP	Delaware
STAG West Columbia 3, LLC	Delaware
STAG West Houston, LP	Delaware
STAG York, LLC	Delaware
STIR Investments GP III, LLC	Delaware
STIR Investments GP IV, LLC	Delaware
STIR Investments GP, LLC	Delaware